UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 26, 2005

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                            Lakeland Industries, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-15535                 13-3115216
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

          711 Koehler Avenue, Suite 2, Ronkonkoma, New York 11779-7410
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700
                                                   --------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Item 8.01. Other Events

On April 26, 2005, Lakeland Industries, Inc. ("Lakeland") issued a press release that it had purchased one of the facilities constituting its Decatur, Alabama hub operations from its owner POMS Holdings Co. for $2,067,584.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LAKELAND INDUSTRIES, INC.


Date:  April 26, 2005


                                            /s/ Christopher J. Ryan
                                            -----------------------
                                            Christopher J. Ryan
                                            President  & CEO


                                            /s/Gary Pokrassa
                                            ----------------
                                            Gary Pokrassa
                                            Chief Financial Officer



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EXHIBIT INDEX

Exhibit
Number                                  Description
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 99.1          Text of press release issued by Lakeland Industries, Inc., dated
               April 26, 2005, titled "Lakeland Industries Buys Hub Operation".